Sanara MedTech Investor Presentation

May 2025

Sanara
MedTech
Evidence Based Healing

Disclaimers

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the “Company,” “Sanara,” “we,” “our” or “us”). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as “aims,” “anticipates,” “believes,” “contemplates,” “continue,” “could,” “estimates,” “expect,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predicts,” “preliminary,” “projects,” “seeks,” “should,” “targets,” “will,” or “would,” or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include, among others, statements regarding the timing of the Company’s planned commercial launch of its Tissue Health Plus platform, the Company’s business strategy and mission, the development of new products, the timing of commercialization of the Company’s products, the regulatory approval process and expansion of the Company’s business into value-based skincare, wound care and other services. These items involve risks, contingencies and uncertainties such as the Company’s ability to build out its executive team, the Company’s ability to identify and effectively utilize the net proceeds of the CRG term loan to support the Company’s growth initiatives, the development and process for obtaining regulatory approval for new products, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, tariffs, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of the date this presentation is first published, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Sanara MedTech Key Attributes

Commercial Scale, Strong Growth & Operating Leverage

- Demonstrated track record of strong, sustainable revenue growth fueled by our commercial team and lead product, CellerateRX® Surgical Powder
- Significant operating leverage opportunity in the Sanara Surgical segment as the Company adds more products to its portfolio

Expansive and Growing Market Opportunity

- Relevant surgical solutions market opportunity of $10BN*

Proven M&A Capabilities

- Strong track record and trusted partner within the industry
- Extensive deal pipeline

Advanced R&D Expertise

- Groundbreaking research and development process designed to craft the next generation of innovative products

Sanara MedTech at a Glance

Ticker (Nasdaq)	SMTI
Market Cap	$278.2M(1)
Avg. Daily Volume	~31,048(2)
Business Segments	- Sanara Surgical - Tissue Health Plus
Net Revenue (TTM)	$91.6M(3)
Net Loss (TTM)	$11.6M(3)
Adj. EBITDA (TTM)	$3.0M(3) (4)
Cash Balance	$20.7M(3)

(1) Market cap. based on common shares outstanding of 8.9M as of 5/14/25 multiplied by the share price of $31.30 as of market close on 5/14/25
(2) As of market close on 5/14/25, 30-day average
(3) As of 3/31/2025
(4) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix for additional information

"TTM" = Trailing Twelve Months

See slide 22 for sources

Sanara MedTech: Who We Are

Mission Statement & Strategy

Sanara empowers healthcare professionals to maximize patient outcomes through innovative MedTech products that deliver cost savings

Sanara MedTech provides advanced tissue repair solutions for surgical patients and individuals with skin and wound conditions through a cost-effective, differentiated product portfolio. Patient complications continue to rise in the United States, contributing **$100bn+*** of cost to the health care system.

Our mission is clear: to provide clinicians with a uniquely designed portfolio of solutions that supports them in achieving optimal treatment goals. This helps drive better patient outcomes while lowering overall costs to the healthcare system.

Our strategy is built on our "Prepare, Promote, Protect" framework, which positions us to capture market share within a surgical solutions $10bn+* market opportunity, strengthening our foundation, expanding our reach, and securing our leadership in this space.

PREPARE
- ✓ Procedural infection prevention
- ✓ Procedure preparation

PROMOTE
- ✓ Orthobiologics & tissue reinforcement
- ✓ Expedited healing

PROTECT
- ✓ Tissue closure and cosmesis
- ✓ Tissue regeneration & functional restoration

* See slide 22 for sources

History of Growth

Demonstrated Track Record of Innovation, Expansion and Net Revenue Growth

Sanara MedTech

2018-2024
Net Revenue CAGR: 57%

Approximate Net Revenue (1)

2018 — $6M

- Catalyst Group Inc. acquires license for CellerateRX®
- Catalyst forms JV with Sanara predecessor and gains majority control

2019 — $12M

- Changed name to Sanara MedTech
- Begin to build out experienced Board of Directors
- $10 million PIPE to drive growth

2020 — $16M

- Uplisted to Nasdaq
- Continued growth in sales team and Board of Directors

2021 — $24M

- $32 million public offering of common stock
- Rochal (R&D) asset acquisition completed
- Cook Biotech Inc. products launched

2022 — $46M

- Scendia Biologics, LLC acquisition
- InfuSystem Partnership executed

2023 — $65M

- BIASURGE® and ALLOCYTE® Plus products launch
- Acquisition of CellerateRX® assets
- Signed with major national GPO
- Tufts peptide license agreement

2024 — $87M

- $55 million debt facility to drive future growth
- Signed with major national GPO
- 2 new distribution deals

(1) For the periods presented, represents net revenues on a consolidated basis. The Company managed its business on the basis of one operating and reportable segment prior to Q2 2024. All net revenues for the periods presented are attributable to the Sanara Surgical segment, had net revenues been presented on a segment basis.

Sanara MedTech Surgical Segment

Sanara
MedTech
Evidence Based Healing

Sanara MedTech

Find Your WINNING ADVANTAGE

with leading-edge surgical solutions



Cellerate® Activated Collagen® RX Surgical

BIASURGE® Advanced Surgical Solution

FORTIFY TRG® Tissue Repair Graft

TEXAGEN® Amniotic Membrane Allograft

FORTIFY FLOWABLE® Extracellular Matrix

ALLOCYTE®+ Advanced Viable Bone Matrix

BIFORM® Bioactive Moldable Matrix

ACTIGEN™ Verified Inductive Bone Matrix

Sanara Surgical Segment
Portfolio Built to Complement Surgical Outcomes & Reduce Post-Op Cost

Empowering surgeons to deliver improved patient outcomes by offering high value, niche products

Segment Sales & Distribution Overview [1]

2024 Heat Map



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$86.7M 2024 Net Revenue
(33% Growth YoY)

+4,000 Hospital Access Points
(33% Growth YoY)

+1,300 Facilities [2]
(30% Growth YoY)

+350 Distributors
(40% Growth YoY)

All commercial products are made in the U.S. except Biasurge®, which is exempt from tariffs as of the filing date of this presentation.

Key Differentiators Driving Future Growth

1. Highly accomplished sales team
2. Multiple selling opportunities per case
3. Significant greenfield hospital opportunities
4. In-house R&D team driving new product development

Quarterly Sales 2023 vs 2024



Quarterly Sales
Avg Daily Sales
Quarterly Sales
Avg Daily Sales
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Q1 - '23
Q2 - '23
Q3 - '23
Q4 - '23
Q1 - '24
Q2 - '24
Q3 - '24
Q4 - '24

(1) As of 12/31/24
(2) Based on a minimum of $50,000 revenue during the TTM period ended 12/31/24

Sanara Surgical Segment
Recent Peer-Reviewed Research Studies

Sanara MedTech



Multispecialty

Journal of Surgery

Activated Collagen Powder Significantly Reduces Surgical Site Infections in Patients Undergoing Elective Surgery.



Pre-Clinical

Advances in Wound Care

Hydrolyzed Collagen Powder Dressing Improves Wound Inflammation, Perfusion, and Breaking Strength of Repaired Tissue.



Orthopedics

Orthopedics

The Effects of Platelet Rich Plasma and Activated Collagen on Wound Healing in Primary Total Joint Arthroplasty.



Spine

JSM Neurosurgery and Spine

The Use of Sterile Bovine Type 1 Hydrolyzed Collagen to Support Surgical Wound Management: A Case Series.



JSM Neurosurgery and Spine

Retrospective Study to Evaluate the Use of Type1 Bovine Hydrolyzed Collagen to Support Surgical Wound Healing After Spinal Surgery.



JSM Neurosurgery and Spine

Operative Closure Technique Utilizing Bovine Collagen Fragments in a Prospective Analysis of 102 Consecutive Neurosurgery Patients.

The unapproved use(s) of CellerateRX® has not been reviewed by FDA and the safety and effectiveness of the medical product for the unapproved use(s) has not been established.

Sanara Surgical Segment
Growth Opportunities

Expand in Existing Specialties

- Ortho & Spine focus with CellerateRX®
- Drive deeper adoption in 1,300+ hospitals
- Leverage national GPO contract (1,000+ hospitals)

Expand Hospital Footprint

- Enter contracted but currently unsold hospitals
- Increased sales rep access & pull-through

Scale BIASURGE® Advanced Surgical Solution

- Penetrate existing hospitals where CellerateRX® Surgical is currently sold

Expand into New Specialties

- Focused commercial strategy for *Trauma*, *Vascular* and *General Surgery*

Inorganic Growth

- Surgical M&A and partnership pipeline
- Portfolio expansion opportunities



Sanara MedTech
Tissue Health Plus Segment

Sanara
MedTech
Evidence Based Healing

The Chronic Wound Care Challenge

$100B+* annual expenditure that is under-managed with subpar outcomes

Sanara MedTech

Highly Inefficient Spend

- 69% in high-cost settings, namely hospitals*
- 45%+ of spend is preventable or wastage*
- 40-66% healing rates for chronic wounds (vs. 90%+ potential)*

Flawed Care Model

- Fragmented care across settings
- Reactive, non-standardized treatments vs. proactive management
- Focus on the wound vs. the whole patient

Cumbersome Administration

- Highest audited spend area
- Ever-changing reimbursement landscape
- Fee-for-service model driving expensive overutilization

* See slide 22 for sources

Tissue Health Plus Breakthrough Approach

Patient & Value Centric Programs Planned to Shift Care to the Home

Proactively engage patients and orchestrate wound care journeys

Transform care and optimize economics through technology

① *Develop Optimal Care Plans & Orchestrate Patient Encounters*

Connected & Coordinated Intervention Network

Proactive Care By Aligned Provider Partners For THP Engaged Patients

② *Standardize and Transform Care at the Point of Care*

Adaptive Precision Care Co-Pilot

Step-by-Step Wound Care Guidance For Clinicians Anywhere. Fully EMR Integrated

③ *Optimize Reimbursement & Deliver Supplies to Patient*

Digitized Reimbursement & Logistics

Improved Unit Economics & Alternate Payment Models Enablement

Tissue Health Plus Market Opportunity

Several Promising Market Segments; 1st Focus is Medicare Advantage

Sanara MedTech

$58-84B TAM across distinct market segments

Segment	Wound Patients*	TAM*	Business Model	Launch
Medicare Advantage	30.8M	$11.5-27.7B	Risk-bearing MSO	Initial Focus
Medicare	36.0M	$13.5-32.4B	Specialty Care ACO	Long-Term Focus
Commercial VBC	50M+	$20.9-50.9B	Risk-bearing MSO	Long-Term Focus
ACO Partnerships	36.4M	$4.0-7.2B	Episode Management	Long-Term Focus

Multiple tailwinds accelerating adoption

Aging population increasing wound incidence by 6-8% annually*

Value-based care penetration rising across all wound segments

Expanding chronic disease burden (diabetes growing at 5.3% CAGR)*

Wound care expertise shortage (30% gap)* driving demand for technology solutions

Increasing focus on hospital-to-home transitions in Medicare Advantage

* See slide 22 for sources

Sanara MedTech
1Q 2025 and FY 2024 Financial Highlights

Sanara
MedTech
Evidence Based Healing

1Q 2025 Financial Highlights



Net Revenue ($M)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$18.5
$23.4
1Q24
1Q25

26% year-over-year net revenue growth



Segment Adjusted EBITDA ($M) (1)
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$1.2
$(0.9)
$2.7
$(2.0)
1Q24
1Q25
Sanara Surgical
THP

Consolidated 1Q25 Adjusted EBITDA of $0.7M [1]

1Q25 Highlights:

- Adjusted EBITDA (consolidated) increased of **111%** year-over-year [1]
- Gross profit increased **30%** year-over-year
- Pursuing like-minded partners to invest in THP; first pilot on track for **2Q25 launch**

(1) Adjusted EBITDA and Segment Adjusted EBITDA are non-GAAP financial measures. See the discussion and reconciliation in the appendix for additional information.

Full Year 2024 Highlights



Net Revenue ($M)
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$65.0
$86.7
2023
2024

33% year-over-year net revenue growth



Segment Adjusted EBITDA ($M)(1)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
$(6.0)
$(8.0)
$5.3
$(5.2)
$9.1
$(6.5)
2023
2024
Sanara Surgical
THP

Consolidated 2024 Adjusted EBITDA of $2.7M [1]

2024 Highlights:

- Significant profitability improvements within our Sanara Surgical segment: Segment Adjusted EBITDA increased **73%** year-over-year [1]
- Breakeven in terms of net cash used in operating activities in 2024 with **$15.9M** of cash on the balance sheet at December 31, 2024
- Two exclusive distribution agreements entered – and minority investments – for innovative products, including **Chemo Mouthpiece** and **OsStic**
- Progress in developing our intellectual property portfolio, with the submission of **11** provisional patent applications in 2024, covering innovations in proprietary antimicrobial technologies and hydrolyzed collagen

(1) Adjusted EBITDA and Segment Adjusted EBITDA are non-GAAP financial measures. See the discussion and reconciliation in the appendix for additional information.

Appendix

Sanara MedTech
Evidence Based Healing

Q1 2025 and Full Year 2024 Segment Reporting

Sanara MedTech

Segment Reporting Overview

- Break out of Sanara Surgical and Tissue Health Plus demonstrates our strategic rationale of the acute/post acute comprehensive strategy investments

Three Months Ended March 31, 2025 ($M)

	Surgical	THP	Total
Net Revenue	$23.4	-	$23.4
Net Income (Loss)	$(0.6)	$(2.9)	$(3.5)
Segment Adjusted EBITDA / Adjusted EBITDA (consolidated)(1)	$2.7	$(2.0)	$0.7

Three Months Ended March 31, 2024 ($M)

	Surgical	THP	Total
Net Revenue	$18.5	-	$18.5
Net Income (Loss)	$(0.4)	$(1.4)	$(1.8)
Segment Adjusted EBITDA / Adjusted EBITDA (consolidated)(1)	$1.2	$(0.9)	$0.3

Twelve Months Ended December 31, 2024 ($M)

	Surgical	THP	Total
Net Revenue	$86.7	-	$86.7
Net Income (Loss)	$(1.9)	$(8.0)	$(9.9)
Segment Adjusted EBITDA / Adjusted EBITDA (consolidated)(1)	$9.1	$(6.5)	$2.7

Twelve Months Ended December 31, 2023 ($M)

	Surgical	THP	Total
Net Revenue	$65.0	-	$65.0
Net Income (Loss)	$0.4	$(4.9)	$(4.4)
Segment Adjusted EBITDA / Adjusted EBITDA (consolidated)(1)	$5.3	$(5.2)	$0.1

(1) Adjusted EBITDA and Segment Adjusted EBITDA are non-GAAP financial measures. See the discussion and reconciliation for additional information.

Q1 2025 Financial Summary
(unaudited)

Sanara MedTech

Net Revenue

- Net revenue for the first quarter of 2025 was $23.4 million, compared to $18.5 million for the first quarter of 2024, an increase of $4.9 million, or 26%, year-over-year.
- The increase in net revenue was driven by an increase of $4.5 million, or 28%, in sales of soft tissue repair products and an increase of $0.4 million, or 18%, in sales of bone fusion products.

Gross Profit

- Gross profit for the first quarter of 2025 was $21.6 million, compared to $16.6 million for the first quarter of 2024, an increase of $5.0 million, or 30%, year-over-year.
- The increase in gross profit was primarily driven by increased sales of soft tissue repair products. Gross margin was 92% of net revenue for the first quarter of 2025, compared to 90% of net revenue for the first quarter of 2024.
- The higher gross margin realized in the first quarter of 2025 was due to increased sales of soft tissue repair products and lower manufacturing costs related to CellerateRX Surgical.

Operating Expenses

- Operating expenses for the first quarter of 2025 were $23.7 million, compared to $18.2 million for the first quarter of 2024, an increase of $5.5 million, or 30%, year-over-year.
- The increase in operating expenses was driven primarily by an increase of $5.2 million, or 32%, in selling, general and administrative ("SG&A") and an increase of $0.2 million, or 18%, in research and development.
- The increase in SG&A was primarily driven by a $2.4 million increase in direct sales and marketing expenses in the Sanara Surgical segment, $1.7 million of additional SG&A in the Tissue Health Plus segment, and approximately $0.7 million related to the buildout of the Company's corporate infrastructure.

Q1 2025 Financial Summary
(Continued)

Net Loss

- Net loss for the first quarter of 2025 was $3.5 million, compared to a net loss of $1.8 million for the first quarter of 2024.
- Sanara Surgical segment generated a net loss of $0.6 million for the first quarter of 2025, compared to a net loss of $0.4 million for the first quarter of 2024.
- Tissue Health Plus segment generated a net loss of $2.9 million for the first quarter of 2025, compared to a net loss of $1.4 million for the first quarter of 2024.

Cash Balances at End of Quarter (in millions)

- $2.8 (Q1-24), $6.2 (Q2-24), $16.3 (Q3-24), $15.9 (Q4-24), $20.7 (Q1-25)

Sources

Slides 3 & 4

- *Understanding the costs associated with surgical care delivery in the Medicare population - PMC*
- *Hospital and Payer Costs Associated With Surgical Complications - PubMed*

Slides 12 and 14

- THP Analysis + Carter MJ, DaVanzo J, Haught R, et al. Chronic wound prevalence and the associated cost of treatment in Medicare beneficiaries: Changes between 2014 and 2019. J Med Econ 2023;26(1): 894–901; doi: 10.1080/13696998.2023.2232256
- National US Wound Center healing rates > 90% exclude those with multi conditions and more severe wounds (Fife, Eckert) National US Wound Center healing rates > 90% exclude those with multi conditions and more severe wounds (Fife, Eckert)
- Sheets, AR, Hwang, C and IM Herman 2016. Developing Smart Point-of-Care Diagnostic Tools for “Next-Generation” Wound Care In Translating Regenerative Medicine to the Clinic. http://dx.doi.org/10.1016/B978-0-12-800548-4.00017-6. Copyright © 2016 Elsevier Inc. IM Herman. 2016 Translating Regenerative Medicine to the Clinic

Non-GAAP Financial Measures

Sanara MedTech

Use of Non-GAAP Financial Measures

To supplement the Company's financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we present certain non-GAAP financial measures in this presentation, including Adjusted EBITDA and Segment Adjusted EBITDA. The Company's management uses these non-GAAP financial measures, both internally and externally, to assess and communicate the financial performance of the Company. The Company defines Adjusted EBITDA as net income (loss) excluding interest expense/income, provision/benefit for income taxes, depreciation and amortization, non-cash share-based compensation expense, change in fair value of earnout liabilities, share of losses from equity method investments, executive separation costs, legal and diligence expenses related to acquisitions and gains/losses from the disposal of property and equipment, as each is applicable to the periods presented. The Company believes Adjusted EBITDA and Segment Adjusted EBITDA are useful to investors because they facilitate comparisons of its core business operations across periods on a consistent basis. Accordingly, the Company adjusts for items such as change in fair value of earnout liabilities when calculating Adjusted EBITDA and Segment Adjusted EBITDA because the Company believes that they are not related to the Company's core business operations. Segment Adjusted EBITDA is calculated in the same manner as Adjusted EBITDA but is presented on a segment basis.

The Company's non-GAAP financial measures are not in accordance with, nor an alternative for, measures conforming to GAAP and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company continues to provide all information required by GAAP, but it believes that evaluating its ongoing operating results may not be as useful if an investor or other user is limited to reviewing only GAAP financial measures. The Company does not, nor does it suggest that investors should, consider these non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Material limitations associated with the use of such measures include that they do not reflect all costs included in operating expenses and may not be comparable with similarly named financial measures of other companies. Furthermore, these non-GAAP financial measures are based on subjective determinations of management regarding the nature and classification of events and circumstances. The Company presents these non-GAAP financial measures to provide investors with information to evaluate the Company's operating results in a manner similar to how management evaluates business performance. To compensate for any limitations in such non-GAAP financial measures, management believes that it is useful in understanding and analyzing the results of the business to review both GAAP information and the related non-GAAP financial measures. Whenever the Company uses a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Investors are encouraged to review and consider these reconciliations.

Segment Adjusted EBITDA is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance.

Reconciliation of GAAP to Non-GAAP Financial Measures – Q1 2025

Sanara MedTech

	Three Months Ended March 31,					
	2025			2024		
	Sanara Surgical	THP	Total	Sanara Surgical	THP	Total
Net Loss	$ (615,105)	$ (2,912,278)	$ (3,527,383)	$ (387,191)	$ (1,411,852)	$ (1,799,043)
Adjustments:						
Interest expense	1,317,092	-	1,317,092	267,336	-	267,336
Depreciation and amortization	688,571	435,839	1,124,410	698,502	406,918	1,105,420
Noncash share-based compensation	1,175,496	129,408	1,304,904	753,615	49,771	803,386
Change in fair value of earnout liabilities	-	-	-	(103,782)	38,104	(65,678)
Share of losses from equity method investments	143,608	-	143,608	-	-	-
Gain on disposal of property and equipment	(10,932)	1,258	(9,674)	-	-	-
Interest income	(3,672)	-	(3,672)	-	-	-
Acquisition costs [(1)]	-	308,684	308,684	-	-	-
Segment Adjusted EBITDA (on a segment basis) / Adjusted EBITDA (consolidated)	$ 2,695,058	$ (2,037,089)	$ 657,969	$ 1,228,480	$ (917,059)	$ 311,421

(1) Acquisition costs include legal, tax and accounting services related to prospective acquisitions.

Reconciliation of GAAP to Non-GAAP Financial Measures – Full Year 2024

Sanara MedTech

	Year Ended December 31,					
	2024			2023		
	Sanara Surgical	THP	Total	Sanara Surgical	THP	Total
Net Income (Loss)	$(1,937,583)	$(7,974,315)	$(9,911,898)	$ 440,485	$(4,880,387)	$(4,439,902)
Adjustments:						
Interest expense	3,128,395	-	3,128,395	475,783	-	475,783
Interest income	(21,978)	-	(21,978)	-	-	-
Depreciation and amortization (1)	2,785,829	2,137,395	4,923,224	2,046,859	1,628,167	3,675,026
Noncash share-based compensation	3,969,008	138,245	4,107,253	3,201,330	241,392	3,442,722
Change in fair value of earnout liabilities	(14,451)	(1,924,000)	(1,938,451)	(1,298,336)	(2,151,559)	(3,449,895)
Share of losses from equity method investments	90,007	-	90,007	-	-	-
Executive separation costs (2)	964,466	-	964,466	-	-	-
Acquisition costs (3)	185,029	1,165,260	1,350,289	423,513	-	423,513
Segment Adjusted EBITDA (on a segment basis) / Adjusted EBITDA (consolidated)	$ 9,148,722	$(6,457,415)	$ 2,691,307	$ 5,289,634	$(5,162,387)	$ 127,247

(1) Includes a $506,836 non-cash charge during the fourth quarter of 2024 to write-off the remaining net book value of certain Tissue Health Plus internal use software assets.

(2) Includes $328,795 of share-based compensation related to executive separation costs for the twelve months ended December 31, 2024.

(3) Acquisition costs include legal, tax and accounting services related to prospective acquisitions.

Reconciliation of GAAP to Non-GAAP Financial Measures – TTM Q1-2025

	TTM - March 31, 2025		
	Sanara Surgical	THP	Total
Net Income (Loss)	$ (2,165,497)	$ (9,474,741)	$ (11,640,238)
Adjustments:			
Interest expense	4,178,151	-	4,178,151
Interest income	(25,650)	-	(25,650)
Depreciation and amortization (1)	2,775,898	2,166,316	4,942,214
Noncash share-based compensation	4,390,889	217,882	4,608,771
Change in fair value of earnout liabilities	89,331	(1,962,104)	(1,872,773)
Share of losses from equity method investments	233,615	-	233,615
Gain on disposal of property and equipment	(10,932)	1,258	(9,674)
Executive separation costs (2)	964,466	-	964,466
Acquisition costs (3)	185,029	1,473,944	1,658,973
Segment Adjusted EBITDA (on a segment basis) / Adjusted EBITDA (consolidated)	$ 10,615,300	$ (7,577,445)	$ 3,037,855

(1) Includes a $506,836 non-cash charge during the fourth quarter of 2024 to write-off the remaining net book value of certain THP internal use software assets.

(2) Includes $328,795 of share-based compensation related to executive separation costs for the trailing twelve months period ended March 31, 2025.

(3) Acquisition costs include legal, tax and accounting services related to prospective acquisitions.

Thank You

Sanara MedTech
Evidence Based Healing